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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                 May 23, 2000
                                                                  ------------



                               Prime Retail, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)



          Maryland                       0-23616                 38-2559212
----------------------------           -----------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                             21202
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code   (410) 234-0782
                                                     --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

         On this date, a letter from Glenn D. Reschke, the President and Chief Executive Officer of Prime Retail, Inc. (the "Company"), was distributed to shareholders of the Company. The letter was accompanied by (i) the proxy statement relating to the Company's 2000 Annual Meeting of Shareholders, (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and (iii) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. A copy of the letter is attached hereto as Exhibit 13.1, and is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)        Exhibits.

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------


      13.1       Letter to Shareholders.

      --------------------------



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRIME RETAIL, INC.
                                              (Registrant)

Date:    May 31, 2000
                                   By: /s/ Glenn D. Reschke
                                       --------------------------
                                   Name: Glenn D. Reschke
                                   Title: President and Chief Executive Officer